UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

HECHINGER LIQUIDATION TRUST
(Exact name of registrant as specified in its charter)

Delaware	000-50160	52-7230151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 East Gude Drive, Suite 206 Rockville, Maryland		20850
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 838-4311

_____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K, which was filed on April 20, 2007, to comply with the disclosure requirements of Item 304(a)(1)(i) of Regulation S-K..

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) Dismissal of Kaiser Scherer & Schlegel, PLLC

On April 16, 2007, Conrad F. Hocking, the liquidation trustee (the “Liquidation Trustee”) of Hechinger Liquidation Trust (the “Liquidation Trust”) dismissed Kaiser Scherer & Schlegel, PLLC (“KSS”), as the Liquidation Trust’s independent registered public accounting firm. In accordance with the procedures set forth in the Plan which established the Liquidation Trust (the “Plan”), approval of the dismissal was obtained from the Committee that represents the interests of the beneficiaries of the Liquidation Trust (the “Committee”).

The principal accountant reports of KSS as to the Liquidation Trust’s financial statements as of September 30, 2006 and September 30, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except for the following:

“We were unable to confirm preference receivables aggregating $0.853 million as of September 30, 2006 and $0.869 million as of September 30, 2005 with the parties subject to such claims, and we were unable to satisfy ourselves about the fair value of, and changes in estimates relating to, preference receivables through alternative procedures.”

During the Liquidation Trust’s fiscal years ended September 30, 2006 and September 30, 2005 and the subsequent interim period through April 15, 2007, there were (i) no disagreements between the Liquidation Trust and KSS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KSS, would have caused KSS to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Liquidation Trust provided KSS with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested KSS to furnish the Liquidation Trust with a letter addressed to the Securities and Exchange Commission stating whether KSS agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of the letter from KSS is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b) Appointment of Reznick Group P.C.

On April 16, 2007, the Liquidation Trustee engaged Reznick Group P.C. (“Reznick”) as the Liquidation Trust’s independent registered public accounting firm. In accordance with the procedures set forth in the Plan, approval of the appointment was obtained from the Committee.

Prior to the engagement of Reznick by the Liquidation Trust, the Liquidation Trust did not consult with Reznick on any matter that (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Liquidation Trust’s financial statements, or (2) was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Reznick has not provided any written or oral advice to the Liquidation Trust as to any accounting, auditing or financial reporting issues.

Section 9 - Financial Statements and Exhibits

Item 9.01. - Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from Kaiser Scherer & Schlegel PLLC to the Securities and Exchange Commission dated May 10, 2007.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HECHINGER LIQUIDATION TRUST

Date: May 10, 2007	By: /s/ Conrad F. Hocking Name: Conrad F. Hocking Title: Liquidation Trustee

EXHIBIT INDEX

Exhibit Number	Exhibit
16.1	Letter from Kaiser Scherer & Schlegel PLLC to the Securities and Exchange Commission dated May 10, 2007.